UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 11, 2015

FOGO DE CHAO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37450	45-5353489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14881 Quorum Drive, Suite 750

Dallas, TX 75254

(Address of Principal Executive Officers)

(972) 960-9533

Registrant’s telephone number, including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02	Results of Operations and Financial Condition

On August 11, 2015, Fogo de Chao, Inc. (“Fogo”) issued a press release announcing its financial results for the thirteen weeks ended June 28, 2015, and that the Company would review these results in a conference call at 5:00 p.m. (EST) on August 11, 2015. A copy of this press release is attached to this Current Report as Exhibit 99.1.

The information contained in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Fogo de Chao, Inc. Press Release dated August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2015

By:	/s/ Lawrence J. Johnson
Lawrence J. Johnson Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Fogo de Chao, Inc. Press Release dated August 11, 2015